Exhibit 10.1

REINSURANCE POOLING AGREEMENT

AMENDED AND RESTATED

As of January 1, 2011

This Reinsurance Pooling Agreement Amended and Restated effective as of 12:01 a.m., Eastern Standard Time, January 1, 2011 (the “2011 Pooling Agreement”) is entered into as of January 3, 2011 by and among State Automobile Mutual Insurance Company, 518 East Broad Street, Columbus, Ohio (hereinafter referred to as “State Auto Mutual”), State Auto Property & Casualty Insurance Company, 1300 Woodland Drive, West Des Moines, Iowa (hereinafter referred to as “State Auto P&C”), Milbank Insurance Company, East Highway 12, Milbank, South Dakota (hereinafter referred to as “Milbank”), State Auto Insurance Company of Wisconsin (formerly known as Midwest Security Insurance Company), 1062 Oak Forest Drive, Onalaska, Wisconsin (hereinafter referred to as “SA WI”), Farmers Casualty Insurance Company, 1300 Woodland Drive, West Des Moines, Iowa (hereinafter referred to as “Farmers Casualty”), State Auto Insurance Company of Ohio, 518 East Broad Street, Columbus, Ohio (hereinafter referred to as “SA OH”), State Auto Florida Insurance Company, 2955 North Meridian Street, Indianapolis, Indiana (hereinafter referred to as “SA FL”), Meridian Security Insurance Company, 2955 North Meridian Street, Indianapolis, Indiana (hereinafter referred to as “Meridian Security”), Meridian Citizens Mutual Insurance Company, 2955 North Meridian Street, Indianapolis, Indiana (hereinafter referred to as “Meridian Citizens Mutual”), Patrons Mutual Insurance Company of Connecticut, 769 Hebron Avenue, Glastonbury, Connecticut (hereinafter referred to as “Patrons”), Litchfield Mutual Fire Insurance Company, 21 South Street, Litchfield, Connecticut (hereinafter referred to as “Litchfield”) and Beacon National Insurance Company, 2915 Central Fwy East Drive, Wichita Falls, Texas (“Beacon”), Rockhill Insurance Company, 2999 North 44th Street, Suite 250, Phoenix, Arizona (hereinafter referred to as “RIC”), Plaza Insurance Company, 700 W. 47th Street, Suite 350, Kansas City, Missouri (hereinafter referred to as “PIC”), American Compensation Insurance Company, 8500 Normandale Lake Blvd., Suite 1400, Bloomington, Minnesota (hereinafter referred to as “ACIC”), and Bloomington Compensation Insurance Company, 8500 Normandale Lake Blvd., Suite 1400, Bloomington, Minnesota (hereinafter referred to as “BCIC”). (State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Patrons, Litchfield, Beacon, RIC, PIC, ACIC and BCIC are herein collectively referred to as the “Pooled Companies” or “State Auto” and individually as a “Pooled Company”).

Background Information

The Pooled Companies have determined that their business operations should be conducted by employees of State Auto P&C on behalf of each of the Pooled Companies and that State Auto Mutual should remain as the agent for each of the Pooled Companies with respect to collecting and disbursing funds as required by the Pooled Companies’ business operations. These arrangements have been effected through the Management and Operations Agreement Amended and Restated as of January 1, 2005 (the “2005 Management Agreement”), as amended from time to time, as to SA WI through the Amended and Restated Management Agreement dated effective January 1, 2000 (the “2000 Management Agreement”), and by means of mutual reinsurance on a percentage basis as herein provided.

State Auto Mutual and State Auto P&C originally entered into an intercompany Reinsurance Agreement effective as of 12:01 a.m., January 1, 1987 (the “Reinsurance Agreement”).

The Reinsurance Agreement has since been amended by an Addendum effective January 1, 1987, adding insolvency and arbitration provisions; by Amendment Number 1 effective as of January 1, 1992 amending the pooling percentages from 20% State Auto P&C - 80% State Auto Mutual to 30% and 70% respectively; by Amendment Number 2 effective as of January 1, 1991 excluding post retirement health care benefits liability as a pooled expense and as of January 1, 1994 excluding post employment benefits liability as a pooled expense; and by Amendment Number 3 effective as of January 1, 1995 adding Milbank as a party and adjusting the pooling percentages as follows: State Auto P&C 35%, State Auto Mutual 55% and Milbank 10% and by an Amended and Restated Reinsurance Pooling Agreement dated July 1, 1996 (the “7/1/96 Reinsurance Agreement”), which excluded from the Reinsurance Agreement catastrophic loss claims and loss adjustment expenses incurred by State Auto Mutual, State Auto P&C and Milbank in the amount of $100,000,000 in excess of $120,000,000 of such losses and loss adjustment expense and the premiums for such exposure; and by an Amended and Restated Reinsurance Pooling Agreement effective January 1, 1998 (the “‘98 Pooling Agreement”) which added SA WI as a party and adjusted the Respective Percentages (as defined below) to State Auto P&C 37%, State Auto Mutual 52%, Milbank 10%, and SA WI 1%; and by a Reinsurance Pooling Agreement Amended and Restated as of January 1, 1999 (hereafter referred to as the “‘99 Pooling Agreement”) which added Farmers Casualty as a party and adjusted the Respective Percentages to State Auto P&C-37%, State Auto Mutual-49%, Milbank-10%, Farmers Casualty-3%, and SA WI-1%. In adopting the Reinsurance Pooling Agreement, amended and restated as of January 1, 2000, (the “2000 SA Pooling Agreement”)the parties amended and restated the ‘99 Pooling Agreement as the 2000 Pooling Agreement, to provide for the continuation of the pooling arrangement it effects, including the above-described previous amendments and additional amendments including the following: removing from the scope of the 2000 Pooling Agreement the premiums, losses, underwriting and administrative expenses attributable to State Auto Mutual’s voluntary assumption of reinsurance from third parties which are unaffiliated with State Auto Mutual, which voluntary assumed reinsurance contracts/treaties initially commenced on or after January 1, 1999 (this January 1, 1999 and after voluntary third party assumption reinsurance is hereafter referred to as the “State Auto Mutual Reinsurance Book”); adding SA OH as a new party; removing an exclusion for post retirement health care benefits liabilities; and post employment benefits liabilities and adjusting the Respective Percentages to SA OH 1%, Farmers Casualty 3%, SA WI 1%, Milbank 10%, State Auto P&C 39% and State Auto Mutual 46%. The 2000 Pooling Agreement was itself subject to five different amendments: the First Amendment effective November 17, 2000, clarified that the State Auto P&C Catastrophe Assumption Agreement, as defined in the 2000 SA Pooling Agreement provided such amount of catastrophe reinsurance as was available in the then current Property Catastrophe Overlying Excess of Loss Reinsurance Contract originally effective July 1, 1999 and annually renewed thereafter; the Second Amendment to the 2000 SA Pooling Agreement clarified that the business that became the legal obligation of State Auto Mutual as a result of its merger with Meridian Mutual Insurance Company effective June 1, 2001, was excluded from the 2000 SA Pooling Agreement until July 1, 2001; the Third Amendment to the 2000 SA Pooling Agreement amended the Respective Percentages of the parties to result in the following: SA OH 1%, Farmers Casualty 3%, SA WI 1%, Milbank 17%, State Auto P&C 59% and State Auto Mutual 19% and it also excluded the premiums or losses attributable to the Stop Loss Agreement as defined in the Third Amendment, each effective as of October 1, 2004; The Fourth Amendment, effective January 1, 2003 added SA FL to the 2000 SA Pooling Agreement with 0.7% as a Respective Percentage, while lowering State Auto Mutual’s Respective Percentage to 18.3%; The Fifth Amendment, effective July 1, 2004, excluded State Auto Middle Market Insurance, (as defined below) from the 2000 SA Pooling Agreement; the Reinsurance Pooling Agreement Amended and Restated as of January 1, 2005 (the “2005 Pooling Agreement”) added Meridian Security and Meridian Citizens Mutual as new parties and amended the Respective Percentages of the parties to result in the following: SA OH 1%, Farmers Casualty 3%, SA WI 0.0%, Milbank 17%, State Auto P&C 59%, State Auto Mutual 19.5%, SA FL 0.0%, Meridian Security 0.0% and Meridian Citizens Mutual 0.5%; the First Amendment to the 2005 Pooling Agreement (i) excluded from the 2005 Pooling Agreement all voluntary assumed reinsurance written or placed with State Auto Mutual from and after the effective date of that First Amendment, regardless of whether the ceding company was affiliated with State Auto Mutual; (ii) clarified the attachment point of the State Auto P&C Catastrophe Assumption Agreement (as defined hereinafter) and its interplay with the 2005 Pooling Agreement; and (iii) clarified that all amounts due under the 2005 Pooling Agreement shall be due and payable by the respective Pooled Company within sixty (60) days after the end of each calendar quarter; the Reinsurance Pooling Agreement Amended and Restated as of January 1, 2008 (the “2008 Pooling Agreement”) (i) added Beacon, Patrons and Litchfield as parties, having Respective Percentages of 0.0%, 0.4% and 0.1%, respectively, (ii) reduced the Respective Percentage of State Auto Mutual from 19.5% to 19.0%, (iii) included all State Auto Middle Market Insurance (which is defined as (a) property casualty insurance for commercial risks that are larger than those included in the standard segment of the Pooled Companies’ business; (b) underwritten by the State Auto Middle Market Insurance underwriting unit; and (c) coded by State Auto as State Auto Middle Market Insurance) and, (iv) made certain other technical changes; the First Amendment to the 2008 Pooling Agreement deleted all references related to the Property Catastrophe Overlying Excess of Loss Reinsurance Contract between State Auto P&C and the other Pooled Companies; the Reinsurance Pooling Agreement Amended and Restated as of January 1, 2010 (the “2010 Pooling Agreement”) (i) added State Auto National Insurance Company (“SAN”) as a Pooled Company, having a Respective Percentage of 0.0%; (ii) included all premiums, losses, underwriting and administrative expenses attributable to any Pooled Company’s voluntary assumption of reinsurance from third parties unaffiliated with the Pooled Companies, which reinsurance is assumed effective on or after January 1, 2009; and (iii) made certain technical changes; the First Amendment to the 2010 Pooling Agreement deleted SAN as a Pooled Company under the 2010 Pooling Agreement. In addition to the foregoing amendments to the pooling arrangement as set forth in the various agreements, each of these agreements and this 2011 Pooling Agreement is subject to the Guaranty Agreement dated as of May 16, 1991 between State Auto Mutual and State Auto P&C (the “Reserve Guaranty Agreement”).

The parties desire to amend and restate the 2010 Pooling Agreement, as amended, as the 2011 Pooling Agreement to (i) add RIC, PIC, ACIC and BCIC as Pooled Companies, each with a Respective Percentage of 0.0%; (ii) guarantee Pooled Companies’ payment of uncollectible reinsurance from unaffiliated third parties up to a certain amount; and (iii) remove reference in termination section to cut-off basis. All of these amendments are effective as of 12:01 a.m. EST, January 1, 2011. It is understood and agreed that any Pooled Company’s existing or future voluntary assumption of reinsurance from an affiliate is included in the 2011 Pooling Agreement, unless excluded by an amendment thereto.

Statement of Agreement

In consideration of the mutual covenants set forth herein and INTENDING TO BE LEGALLY BOUND HEREBY, the parties hereto hereby agree as follows:

1.	Definitions: As used in this Agreement:

(a) “Net Liabilities” shall mean all direct liabilities plus reinsurance assumed minus reinsurance ceded, except as otherwise expressly excluded below, provided that the parties hereto expressly understand and agree that Net Liabilities excludes any and all liabilities arising out of the State Auto Mutual Reinsurance Book.

(b) “Net Premiums” shall mean all direct premiums plus reinsurance assumed minus reinsurance ceded, except as otherwise expressly excluded below, provided that the parties hereto expressly understand and agree that Net Premiums excludes any and all premiums arising out of the State Auto Mutual Reinsurance Book.

(c) “Respective Percentage” shall be:

As to SA OH	1.0%
As to Farmers Casualty	3.0%
As to SA WI	0.0%
As to Milbank	17.0%
As to State Auto P&C	59.0%
As to State Auto Mutual	19.0%
As to SA FL	0.0%
As to Meridian Security	0.0%
As to Meridian Citizens Mutual	0.5%
As to Beacon	0.0%
As to Patrons	0.4%
As to Litchfield	0.1%
As to RIC	0.0%
As to PIC	0.0%
As to ACIC	0.0%
As to BCIC	0.0%

(d) “State Auto Mutual Reinsurance Book” means premiums, losses, underwriting and administrative expenses attributable to State Auto Mutual’s voluntary assumption of reinsurance from third parties unaffiliated with State Auto Mutual which reinsurance was assumed prior to January 1, 2009.

2.	Cession:

(a) State Auto P&C Cession: State Auto Mutual hereby reinsures and assumes and State Auto P&C hereby cedes and transfers to State Auto Mutual all Net Liabilities of State Auto P&C as of January 1, 2011, and all Net Liabilities incurred under or in connection with all contracts and policies of insurance issued by State Auto P&C outstanding and in force as of and subsequent to 12:01 a.m. Eastern Standard Time, January 1, 2011. Such liabilities shall include State Auto P&C’s reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other outstanding underwriting and administrative expenses as evidenced by State Auto P&C’s books and records at the close of business on December 31, 2010, but shall not include intercompany balances, liabilities incurred in connection with the investment transactions of State Auto P&C, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations. It is further agreed State Auto Mutual shall receive the Net Premiums for said contracts and policies.

(b) Milbank Cession: State Auto Mutual hereby reinsures and assumes and Milbank hereby cedes and transfers to State Auto Mutual all Net Liabilities of Milbank as of January 1, 2011, and all Net Liabilities incurred under or in connection with all contracts and policies of insurance issued by Milbank outstanding and in force as of and subsequent to 12:01 a.m. EST, January 1, 2011. Such liabilities shall include Milbank’s reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other outstanding underwriting and administrative expenses as evidenced by Milbank’s books and records at the close of business on December 31, 2010, but shall not include intercompany balances, liabilities incurred in connection with the investment transactions of Milbank, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations. It is further agreed that State Auto Mutual shall receive the Net Premiums for said contracts and policies.

(c) SA WI Cession: State Auto Mutual hereby reinsures and assumes and SA WI hereby cedes and transfers to State Auto Mutual all Net Liabilities of SA WI as of January 1, 2011, and all Net Liabilities incurred under or in connection with all contracts and policies of insurance issued by SA WI outstanding and in force as of and subsequent to 12:01 a.m. EST, January 1, 2011. Such liabilities shall include SA WI’s reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other outstanding underwriting and administrative expenses as evidenced by SA WI’s books and records at the close of business on December 31, 2010, but shall not include intercompany balances, liabilities incurred in connection with the investment transactions of SA WI, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations. It is further agreed that State Auto Mutual shall receive the Net Premiums for said contracts and policies.

(d) Farmers Casualty Cession: State Auto Mutual hereby reinsures and assumes and Farmers Casualty hereby cedes and transfers to State Auto Mutual all Net Liabilities of Farmers Casualty as of January 1, 2011, and all Net Liabilities incurred under or in connection with all contracts and policies of insurance issued by Farmers Casualty outstanding and in force as of and subsequent to 12:01 a.m. EST, January 1, 2011. Such liabilities shall include Farmers Casualty’s reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other outstanding underwriting and administrative expenses as evidenced by Farmers Casualty’s books and records at the close of business on December 31, 2010, but shall not include intercompany balances, liabilities incurred in connection with the investment transactions of Farmers Casualty, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations. It is further agreed that State Auto Mutual shall receive the Net Premiums for said contracts and policies.

(e) SA OH Cession: State Auto Mutual hereby reinsures and assumes and SA OH hereby cedes and transfers to State Auto Mutual all Net Liabilities of SA OH as of January 1, 2011, and all Net Liabilities incurred under or in connection with all contracts and policies of insurance issued by SA OH outstanding and in force as of and subsequent to 12:01 a.m. EST, January 1, 2011. Such liabilities shall include SA OH’s reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other outstanding underwriting and administrative expenses as evidenced by SA OH’s books and records at the close of business on December 31, 2010, but shall not include intercompany balances, liabilities incurred in connection with the investment transactions of SA OH, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations. It is further agreed that State Auto Mutual shall receive the Net Premiums for said contracts and policies.

(f) SA FL Cession: State Auto Mutual hereby reinsures and assumes and SA FL hereby cedes and transfers to State Auto Mutual all Net Liabilities of SA FL as of January 1, 2011, and all Net Liabilities incurred under or in connection with all contracts and policies of insurance issued by SA FL outstanding and in force as of and subsequent to 12:01 a.m. EST, January 1, 2011. Such liabilities shall include SA FL’s reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other outstanding underwriting and administrative expenses as evidenced by SA FL’s books and records at the close of business on December 31, 2010, but shall not include intercompany balances, liabilities incurred in connection with the investment transactions of SA FL, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations. It is further agreed that State Auto Mutual shall receive the Net Premiums for said contracts and policies.

(g) Meridian Security Cession: State Auto Mutual hereby reinsures and assumes and Meridian Security hereby cedes and transfers to State Auto Mutual all Net Liabilities of Meridian Security as of January 1, 2011, and all Net Liabilities incurred under or in connection with all contracts and policies of insurance issued by Meridian Security outstanding and in force as of and subsequent to 12:01 a.m. EST, January 1, 2011. Such liabilities shall include Meridian Security’s reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other outstanding underwriting and administrative expenses as evidenced by Meridian Security’s books and records at the close of business on December 31, 2010, but shall not include intercompany balances, liabilities incurred in connection with the investment transactions of Meridian Security, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations. It is further agreed that State Auto Mutual shall receive the Net Premiums for said contracts and policies.

(h) Meridian Citizens Mutual Cession: State Auto Mutual hereby reinsures and assumes and Meridian Citizens Mutual hereby cedes and transfers to State Auto Mutual all Net Liabilities of Meridian Citizens Mutual as of January 1, 2011, and all Net Liabilities incurred under or in connection with all contracts and policies of insurance issued by Meridian Citizens Mutual outstanding and in force as of and subsequent to 12:01 a.m. EST, January 1, 2011. Such liabilities shall include Meridian Citizens Mutual’s reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other outstanding underwriting and administrative expenses as evidenced by Meridian Citizen Mutual’s books and records at the close of business on December 31, 2010, but shall not include intercompany balances, liabilities incurred in connection with the investment transactions of Meridian Citizens Mutual, and other liabilities not incurred in connection with underwriting operations. It is further agreed that State Auto Mutual shall receive the Net Premiums for said contracts and policies.

(i) Beacon Cession: State Auto Mutual hereby reinsures and assumes and Beacon hereby cedes and transfers to State Auto Mutual all Net Liabilities of Beacon as of January 1, 2011, and all Net Liabilities incurred under or in connection with all contracts and policies of insurance issued by Beacon outstanding and in force as of and subsequent to 12:01 a.m. EST, January 1, 2011. Such liabilities shall include Beacon’s reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other outstanding underwriting and administrative expenses as evidenced by Beacon’s books and records at the close of business on December 31, 2010, but shall not include intercompany balances, liabilities incurred in connection with the investment transactions of Beacon, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations. It is further agreed that State Auto Mutual shall receive the Net Premiums for said contracts and policies.

(j) Patrons Cession: State Auto Mutual hereby reinsures and assumes and Patrons hereby cedes and transfers to State Auto Mutual all Net Liabilities of Patrons as of January 1, 2011, and all Net Liabilities incurred under or in connection with all contracts and policies of insurance issued by Patrons outstanding and in force as of and subsequent to 12:01 a.m. EST, January 1, 2011. Such liabilities shall include Patrons reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other outstanding underwriting and administrative expenses as evidenced by Patrons books and records at the close of business on December 31, 2010, but shall not include intercompany balances, liabilities incurred in connection with the investment transactions of Patrons, and other liabilities not incurred in connection with underwriting operations. It is further agreed that State Auto Mutual shall receive the Net Premiums for said contracts and policies.

(k) Litchfield Cession: State Auto Mutual hereby reinsures and assumes and Litchfield hereby cedes and transfers to State Auto Mutual all Net Liabilities of Litchfield as of January 1, 2011, and all Net Liabilities incurred under or in connection with all contracts and policies of insurance issued by Litchfield outstanding and in force as of and subsequent to 12:01 a.m. EST, January 1, 2011. Such liabilities shall include Litchfield’s reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other outstanding underwriting and administrative expenses as evidenced by Litchfield’s books and records at the close of business on December 31, 2010, but shall not include intercompany balances, liabilities incurred in connection with the investment transactions of Litchfield, and other liabilities not incurred in connection with underwriting operations. It is further agreed that State Auto Mutual shall receive the Net Premiums for said contracts and policies.

(l) RIC Cession: State Auto Mutual hereby reinsures and assumes and RIC hereby cedes and transfers to State Auto Mutual all Net Liabilities of RIC as of January 1, 2011, and all Net Liabilities incurred under or in connection with all contracts and policies of insurance issued by RIC outstanding and in force as of and subsequent to 12:01 a.m. Eastern Standard Time, January 1, 2011. Such liabilities shall include RIC’s reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other outstanding underwriting and administrative expenses as evidenced by RIC’s books and records at the close of business on December 31, 2010, but shall not include intercompany balances, liabilities incurred in connection with the investment transactions of RIC, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations. It is further agreed State Auto Mutual shall receive the Net Premiums for said contracts and policies.

(m) PIC Cession: State Auto Mutual hereby reinsures and assumes and PIC hereby cedes and transfers to State Auto Mutual all Net Liabilities of PIC as of January 1, 2011, and all Net Liabilities incurred under or in connection with all contracts and policies of insurance issued by PIC outstanding and in force as of and subsequent to 12:01 a.m. Eastern Standard Time, January 1, 2011. Such liabilities shall include PIC’s reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other outstanding underwriting and administrative expenses as evidenced by PIC’s books and records at the close of business on December 31, 2010, but shall not include intercompany balances, liabilities incurred in connection with the investment transactions of PIC, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations. It is further agreed State Auto Mutual shall receive the Net Premiums for said contracts and policies.

(n) ACIC Cession: State Auto Mutual hereby reinsures and assumes and ACIC hereby cedes and transfers to State Auto Mutual all Net Liabilities of ACIC as of January 1, 2011, and all Net Liabilities incurred under or in connection with all contracts and policies of insurance issued by ACIC outstanding and in force as of and subsequent to 12:01 a.m. Eastern Standard Time, January 1, 2011. Such liabilities shall include ACIC’s reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other outstanding underwriting and administrative expenses as evidenced by ACIC’s books and records at the close of business on December 31, 2010, but shall not include intercompany balances, liabilities incurred in connection with the investment transactions of ACIC, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations. It is further agreed State Auto Mutual shall receive the Net Premiums for said contracts and policies.

(o) BCIC Cession: State Auto Mutual hereby reinsures and assumes and BCIC hereby cedes and transfers to State Auto Mutual all Net Liabilities of BCIC as of January 1, 2011, and all Net Liabilities incurred under or in connection with all contracts and policies of insurance issued by BCIC outstanding and in force as of and subsequent to 12:01 a.m. Eastern Standard Time, January 1, 2011. Such liabilities shall include BCIC’s reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other outstanding underwriting and administrative expenses as evidenced by BCIC’s books and records at the close of business on December 31, 2010, but shall not include intercompany balances, liabilities incurred in connection with the investment transactions of BCIC, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations. It is further agreed State Auto Mutual shall receive the Net Premiums for said contracts and policies.

3.	Assets Transfer to State Auto Mutual:

(a) State Auto P&C: In consideration of the agreements herein contained, State Auto P&C hereby agrees that there has been or will be assigned and transferred to State Auto Mutual an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto P&C assumed by State Auto Mutual under paragraph 2(a) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There have been included among the assets assigned and transferred to State Auto Mutual by State Auto P&C all of the right, title and interest of State Auto P&C in and to all assets relative to the underwriting operations of State Auto P&C, due or that became due, as evidenced by its books and records at the close of business on December 31, 2010, not including investments, accrued investment income, intercompany balances and bank deposits.

(b) Milbank: In consideration of the agreements herein contained, Milbank hereby agrees that there has been or will be assigned and transferred to State Auto Mutual an amount, in cash or other assets, equal to the aggregate of all liabilities of Milbank assumed by State Auto Mutual under paragraph 2(b) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to State Auto Mutual by Milbank all of the right, title and interest of Milbank in and to all assets relative to the underwriting operations of Milbank due or that may become due as evidenced by its books and records at the close of business on December 31, 2010 not including investments, accrued investment income, intercompany balances and bank deposits.

(c) SA WI: In consideration of the agreements herein contained, SA WI hereby agrees that there has been or will be assigned and transferred to State Auto Mutual an amount, in cash or other assets, equal to the aggregate of all liabilities of SA WI assumed by State Auto Mutual under paragraph 2(c) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to State Auto Mutual by SA WI all of the right, title and interest of SA WI in and to all assets relative to the underwriting operations of SA WI due or that may become due as evidenced by its books and records at the close of business on December 31, 2010, not including investments, accrued investment income, intercompany balances and bank deposits.

(d) Farmers Casualty: In consideration of the agreements herein contained, Farmers Casualty hereby agrees that there has been or will be assigned and transferred to State Auto Mutual an amount, in cash or other assets, equal to the aggregate of all liabilities of Farmers Casualty assumed by State Auto Mutual under paragraph 2(d) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to State Auto Mutual by Farmers Casualty all of the right, title and interest of Farmers Casualty in and to all assets relative to the underwriting operations of Farmers Casualty due or that may become due as evidenced by its books and records at the close of business on December 31, 2010, not including investments, accrued investment income, intercompany balances and bank deposits.

(e) SA OH: In consideration of the agreements herein contained, SA OH hereby agrees that there has been or will be assigned and transferred to State Auto Mutual an amount, in cash or other assets, equal to the aggregate of all liabilities of SA OH assumed by State Auto Mutual under paragraph 2(e) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to State Auto Mutual by SA OH all of the right, title and interest of SA OH in and to all assets relative to the underwriting operations of SA OH due or that may become due as evidenced by its books and records at the close of business on December 31, 2010, not including investments, accrued investment income, intercompany balances and bank deposits.

(f) SA FL: In consideration of the agreements herein contained, SA FL hereby agrees that there has been or will be assigned and transferred to State Auto Mutual an amount, in cash or other assets, equal to the aggregate of all liabilities of SA FL assumed by State Auto Mutual under paragraph 2(f) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to State Auto Mutual by SA FL: all of the right, title and interest of SA FL in and to all assets relative to the underwriting operations of SA FL due or that may become due as evidenced by its books and records at the close of business on December 31, 2010, not including investments, accrued investment income, intercompany balances and bank deposits.

(g) Meridian Security: In consideration of the agreements herein contained, Meridian Security hereby agrees that there has been or will be assigned and transferred to State Auto Mutual an amount, in cash or other assets, equal to the aggregate of all liabilities of Meridian Security assumed by State Auto Mutual under paragraph 2(g) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to State Auto Mutual by Meridian Security all of the right, title and interest of Meridian Security in and to all assets relative to the underwriting operations of Meridian Security due or that may become due as evidenced by its books and records at the close of business on December 31, 2010, not including investments, accrued investment income, intercompany balances and bank deposits.

(h) Meridian Citizens Mutual: In consideration of the agreements herein contained, Meridian Citizens Mutual hereby agrees that there has been or will be assigned and transferred to State Auto Mutual an amount, in cash or other assets, equal to the aggregate of all liabilities of Meridian Citizens Mutual assumed by State Auto Mutual under paragraph 2(h) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to State Auto Mutual by Meridian Citizens Mutual all of the right, title and interest of Meridian Citizens Mutual in and to all assets relative to the underwriting operations of Meridian Citizens Mutual due or that may become due as evidenced by its books and records at the close of business on December 31, 2010, not including investments, accrued investment income, intercompany balances and bank deposits.

(i) Beacon: In consideration of the agreements herein contained, Beacon hereby agrees that there has been or will be assigned and transferred to State Auto Mutual an amount, in cash or other assets, equal to the aggregate of all liabilities of Beacon assumed by State Auto Mutual under paragraph 2(i) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to State Auto Mutual by Beacon all of the right, title and interest of Beacon in and to all assets relative to the underwriting operations of Beacon due or that may become due as evidenced by its books and records at the close of business on December 31, 2010, not including investments, accrued investment income, intercompany balances and bank deposits.

(j) Patrons: In consideration of the agreements herein contained, Patrons hereby agrees that there has been or will be assigned and transferred to State Auto Mutual an amount, in cash or other assets, equal to the aggregate of all liabilities of Patrons assumed by State Auto Mutual under paragraph 2(j) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to State Auto Mutual by Patrons all of the right, title and interest of Patrons in and to all assets relative to the underwriting operations of Patrons due or that may become due as evidenced by its books and records at the close of business on December 31, 2010, not including investments, accrued investment income, intercompany balances and bank deposits.

(k) Litchfield: In consideration of the agreements herein contained, Litchfield hereby agrees that there has been or will be assigned and transferred to State Auto Mutual an amount, in cash or other assets, equal to the aggregate of all liabilities of Litchfield assumed by State Auto Mutual under paragraph 2(k) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to State Auto Mutual by Litchfield all of the right, title and interest of Litchfield in and to all assets relative to the underwriting operations of Litchfield due or that may become due as evidenced by its books and records at the close of business on December 31, 2010, not including investments, accrued investment income, intercompany balances and bank deposits.

(l) RIC: In consideration of the agreements herein contained, RIC hereby agrees that there has been or will be assigned and transferred to State Auto Mutual an amount, in cash or other assets, equal to the aggregate of all liabilities of RIC assumed by State Auto Mutual under paragraph 2(l) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to State Auto Mutual by RIC all of the right, title and interest of RIC in and to all assets relative to the underwriting operations of RIC due or that may become due as evidenced by its books and records at the close of business on December 31, 2010, not including investments, accrued investment income, intercompany balances and bank deposits.

(m) PIC: In consideration of the agreements herein contained, PIC hereby agrees that there has been or will be assigned and transferred to State Auto Mutual an amount, in cash or other assets, equal to the aggregate of all liabilities of PIC assumed by State Auto Mutual under paragraph 2(m) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to State Auto Mutual by PIC all of the right, title and interest of PIC in and to all assets relative to the underwriting operations of PIC due or that may become due as evidenced by its books and records at the close of business on December 31, 2010, not including investments, accrued investment income, intercompany balances and bank deposits.

(n) ACIC: In consideration of the agreements herein contained, ACIC hereby agrees that there has been or will be assigned and transferred to State Auto Mutual an amount, in cash or other assets, equal to the aggregate of all liabilities of ACIC assumed by State Auto Mutual under paragraph 2(n) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to State Auto Mutual by ACIC all of the right, title and interest of ACIC in and to all assets relative to the underwriting operations of ACIC due or that may become due as evidenced by its books and records at the close of business on December 31, 2010, not including investments, accrued investment income, intercompany balances and bank deposits.

(o) BCIC: In consideration of the agreements herein contained, BCIC hereby agrees that there has been or will be assigned and transferred to State Auto Mutual an amount, in cash or other assets, equal to the aggregate of all liabilities of BCIC assumed by State Auto Mutual under paragraph 2(o) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to State Auto Mutual by BCIC all of the right, title and interest of BCIC in and to all assets relative to the underwriting operations of BCIC due or that may become due as evidenced by its books and records at the close of business on December 31, 2010, not including investments, accrued investment income, intercompany balances and bank deposits.

4.	Assumption of Reinsurance:

(a) State Auto P&C: State Auto P&C hereby reinsures and assumes and State Auto Mutual hereby cedes and transfers to State Auto P&C its Respective Percentage of all Net Liabilities as of January 1, 2011 and all Net Liabilities under all contracts and policies of insurance, (including those ceded by State Auto P&C and reinsured by State Auto Mutual as provided in paragraph 2(a)), on which State Auto Mutual is subject to liability and which are outstanding and in force on or after the effective date hereof.

Such liabilities shall include reserves for unearned premiums, outstanding losses (including unreported losses) and loss expenses and all other underwriting and administrative expenses, but shall not include intercompany balances, liabilities for federal income taxes, liabilities incurred in connection with investment transactions, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations.

(b) Milbank: Milbank hereby reinsures and assumes and State Auto Mutual hereby cedes and transfers to Milbank its Respective Percentage of all Net Liabilities as of January 1, 2011 and all Net Liabilities under all contracts and policies of insurance, (including those ceded by Milbank and reinsured by State Auto Mutual as provided in paragraph 2(b)), on which State Auto Mutual is subject to liability and which are outstanding and in force on or after the effective date hereof.

Such liabilities shall include reserves for unearned premiums, outstanding losses (including unreported losses) and loss expenses and all other underwriting and administrative expenses, but shall not include intercompany balances, liabilities for federal income taxes, liabilities incurred in connection with investment transactions, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations.

(c) SA WI: SA WI hereby reinsures and assumes and State Auto Mutual hereby cedes and transfers to SA WI its Respective Percentage of all Net Liabilities as of January 1, 2011 and all Net Liabilities under all contracts and policies of insurance, (including those ceded by SA WI and reinsured by State Auto Mutual as provided in paragraph 2(c)), on which State Auto Mutual is subject to liability and which are outstanding and in force on or after the effective date hereof.

Such liabilities shall include reserves for unearned premiums, outstanding losses (including unreported losses) and loss expenses and all other underwriting and administrative expenses, but shall not include intercompany balances, liabilities for federal income taxes, liabilities incurred in connection with investment transactions, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations.

(d) Farmers Casualty: Farmers Casualty hereby reinsures and assumes and State Auto Mutual hereby cedes and transfers to Farmers Casualty its Respective Percentage of all Net Liabilities as of January 1, 2011 and all Net Liabilities under all contracts and policies of insurance, (including those ceded by Farmers Casualty and reinsured by State Auto Mutual as provided in paragraph 2(d)), on which State Auto Mutual is subject to liability and which are outstanding and in force on or after the effective date hereof.

Such liabilities shall include reserves for unearned premiums, outstanding losses (including unreported losses) and loss expenses and all other underwriting and administrative expenses, but shall not include intercompany balances, liabilities for federal income taxes, liabilities incurred in connection with investment transactions, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations.

(e) SA OH: SA OH hereby reinsures and assumes and State Auto Mutual hereby cedes and transfers to SA OH its Respective Percentage of all Net Liabilities as of January 1, 2011 and all Net Liabilities under all contracts and policies of insurance, (including those ceded by SA OH and reinsured by State Auto Mutual as provided in paragraph 2(e)), on which State Auto Mutual is subject to liability and which are outstanding and in force on or after the effective date hereof.

Such liabilities shall include reserves for unearned premiums, outstanding losses (including unreported losses) and loss expenses and all other underwriting and administrative expenses, but shall not include intercompany balances, liabilities for federal income taxes, liabilities incurred in connection with investment transactions, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations.

(f) SA FL: SA FL hereby reinsures and assumes and State Auto Mutual hereby cedes and transfers to SA FL its Respective Percentage of all Net Liabilities as of January 1, 2011 and all Net Liabilities under all contracts and policies of insurance, (including those ceded by SA FL and reinsured by State Auto Mutual as provided in paragraph 2(f)), on which State Auto Mutual is subject to liability and which are outstanding and in force on or after the effective date hereof.

Such liabilities shall include reserves for unearned premiums, outstanding losses (including unreported losses) and loss expenses and all other underwriting and administrative expenses, but shall not include intercompany balances, liabilities for federal income taxes, liabilities incurred in connection with investment transactions, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations.

(g) Meridian Security: Meridian Security hereby reinsures and assumes and State Auto Mutual hereby cedes and transfers to Meridian Security its Respective Percentage of all Net Liabilities as of January 1, 2011 and all Net Liabilities under all contracts and policies of insurance, (including those ceded by Meridian Security and reinsured by State Auto Mutual as provided in paragraph 2(g)), on which State Auto Mutual is subject to liability and which are outstanding and in force on or after the effective date hereof.

Such liabilities shall include reserves for unearned premiums, outstanding losses (including unreported losses) and loss expenses and all other underwriting and administrative expenses, but shall not include intercompany balances, liabilities for federal income taxes, liabilities incurred in connection with investment transactions, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations.

(h) Meridian Citizens Mutual: Meridian Citizens Mutual hereby reinsures and assumes and State Auto Mutual hereby cedes and transfers to Meridian Citizens Mutual its Respective Percentage of all Net Liabilities as of January 1, 2011 and all Net Liabilities under all contracts and policies of insurance, (including those ceded by Meridian Citizens Mutual and reinsured by State Auto Mutual as provided in paragraph 2(h)), on which State Auto Mutual is subject to liability and which are outstanding and in force on or after the effective date hereof.

Such liabilities shall include reserves for unearned premiums, outstanding losses (including unreported losses) and loss expenses and all other underwriting and administrative expenses, but shall not include intercompany balances, liabilities for federal income taxes, liabilities incurred in connection with investment transactions, and other liabilities not incurred in connection with underwriting operations.

(i) Beacon: Beacon hereby reinsures and assumes and State Auto Mutual hereby cedes and transfers to Beacon its Respective Percentage of all Net Liabilities as of January 1, 2011 and all Net Liabilities under all contracts and policies of insurance, (including those ceded by Beacon and reinsured by State Auto Mutual as provided in paragraph 2(i)), on which State Auto Mutual is subject to liability and which are outstanding and in force on or after the effective date hereof.

Such liabilities shall include reserves for unearned premiums, outstanding losses (including unreported losses) and loss expenses and all other underwriting and administrative expenses, but shall not include intercompany balances, liabilities for federal income taxes, liabilities incurred in connection with investment transactions, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations.

(j) Patrons: Patrons hereby reinsures and assumes and State Auto Mutual hereby cedes and transfers to Patrons its Respective Percentage of all Net Liabilities as of January 1, 2011 and all Net Liabilities under all contracts and policies of insurance, (including those ceded by Patrons and reinsured by State Auto Mutual as provided in paragraph 2(j)), on which State Auto Mutual is subject to liability and which are outstanding and in force on or after the effective date hereof.

Such liabilities shall include reserves for unearned premiums, outstanding losses (including unreported losses) and loss expenses and all other underwriting and administrative expenses, but shall not include intercompany balances, liabilities for federal income taxes, liabilities incurred in connection with investment transactions, and other liabilities not incurred in connection with underwriting operations.

(k) Litchfield: Litchfield hereby reinsures and assumes and State Auto Mutual hereby cedes and transfers to Litchfield its Respective Percentage of all Net Liabilities as of January 1, 2011 and all Net Liabilities under all contracts and policies of insurance, (including those ceded by Litchfield and reinsured by State Auto Mutual as provided in paragraph 2(k)), on which State Auto Mutual is subject to liability and which are outstanding and in force on or after the effective date hereof.

Such liabilities shall include reserves for unearned premiums, outstanding losses (including unreported losses) and loss expenses and all other underwriting and administrative expenses, but shall not include intercompany balances, liabilities for federal income taxes, liabilities incurred in connection with investment transactions, and other liabilities not incurred in connection with underwriting operations.

(l) RIC: RIC hereby reinsures and assumes and State Auto Mutual hereby cedes and transfers to RIC its Respective Percentage of all Net Liabilities as of January 1, 2011 and all Net Liabilities under all contracts and policies of insurance, (including those ceded by RIC and reinsured by State Auto Mutual as provided in paragraph 2(l)), on which State Auto Mutual is subject to liability and which are outstanding and in force on or after the effective date hereof.

Such liabilities shall include reserves for unearned premiums, outstanding losses (including unreported losses) and loss expenses and all other underwriting and administrative expenses, but shall not include intercompany balances, liabilities for federal income taxes, liabilities incurred in connection with investment transactions, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations.

(m) PIC: PIC hereby reinsures and assumes and State Auto Mutual hereby cedes and transfers to PIC its Respective Percentage of all Net Liabilities as of January 1, 2011 and all Net Liabilities under all contracts and policies of insurance, (including those ceded by PIC and reinsured by State Auto Mutual as provided in paragraph 2(m)), on which State Auto Mutual is subject to liability and which are outstanding and in force on or after the effective date hereof.

Such liabilities shall include reserves for unearned premiums, outstanding losses (including unreported losses) and loss expenses and all other underwriting and administrative expenses, but shall not include intercompany balances, liabilities for federal income taxes, liabilities incurred in connection with investment transactions, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations.

(n) ACIC: ACIC hereby reinsures and assumes and State Auto Mutual hereby cedes and transfers to ACIC its Respective Percentage of all Net Liabilities as of January 1, 2011 and all Net Liabilities under all contracts and policies of insurance, (including those ceded by ACIC and reinsured by State Auto Mutual as provided in paragraph 2(n)), on which State Auto Mutual is subject to liability and which are outstanding and in force on or after the effective date hereof.

Such liabilities shall include reserves for unearned premiums, outstanding losses (including unreported losses) and loss expenses and all other underwriting and administrative expenses, but shall not include intercompany balances, liabilities for federal income taxes, liabilities incurred in connection with investment transactions, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations.

(o) BCIC: BCIC hereby reinsures and assumes and State Auto Mutual hereby cedes and transfers to BCIC its Respective Percentage of all Net Liabilities as of January 1, 2011 and all Net Liabilities under all contracts and policies of insurance, (including those ceded by BCIC and reinsured by State Auto Mutual as provided in paragraph 2(o)), on which State Auto Mutual is subject to liability and which are outstanding and in force on or after the effective date hereof.

Such liabilities shall include reserves for unearned premiums, outstanding losses (including unreported losses) and loss expenses and all other underwriting and administrative expenses, but shall not include intercompany balances, liabilities for federal income taxes, liabilities incurred in connection with investment transactions, liabilities for dividends to stockholders declared and unpaid, and other liabilities not incurred in connection with underwriting operations.

5.	Asset Transfer by State Auto Mutual:

(a) State Auto P&C: In consideration of the agreements herein contained, State Auto Mutual hereby agrees that there has been or will be assigned and transferred to State Auto P&C an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto Mutual assumed by State Auto P&C under paragraph 4(a) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to State Auto P&C by State Auto Mutual all of the right, title and interest of State Auto Mutual in and to all assets relative to the underwriting operations of State Auto Mutual, due or that may become due, as evidenced by its books and records at the close of business on December 31, 2010, not including investments, accrued investment income, intercompany balances and bank deposits.

(b) Milbank: In consideration of the agreements herein contained, State Auto Mutual hereby agrees that there has been or will be assigned and transferred to Milbank an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto Mutual assumed by Milbank under paragraph 4(b) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to Milbank by State Auto Mutual all of the right, title and interest of State Auto Mutual in and to all assets relative to the underwriting operations of State Auto Mutual, due or that may become due, as evidenced by its books and records at the close of business on December 31, 2010, not including investments, accrued investment income, intercompany balances and bank deposits.

(c) SA WI: In consideration of the agreements herein contained, State Auto Mutual hereby agrees that there has been or will be assigned and transferred to SA WI an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto Mutual assumed by SA WI under paragraph 4(c) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to SA WI by State Auto Mutual all of the right, title and interest of State Auto Mutual in and to all assets relative to the underwriting operations of State Auto Mutual, due or that may become due, as evidenced by its books and records at the close of business on December 31, 2010, not including investments, accrued investment income, intercompany balances and bank deposits.

(d) Farmers Casualty: In consideration of the agreements herein contained, State Auto Mutual hereby agrees that there has been or will be assigned and transferred to Farmers Casualty an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto Mutual assumed by Farmers Casualty under paragraph 4(d) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to Farmers Casualty by State Auto Mutual all of the right, title and interest of State Auto Mutual in and to all assets relative to the underwriting operations of State Auto Mutual, due or that may become due, as evidenced by its books and records at the close of business on December 31, 2010, not including investments, accrued investment income, intercompany balances and bank deposits.

(e) SA OH: In consideration of the agreements herein contained, State Auto Mutual hereby agrees that there has been or will be assigned and transferred to SA OH an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto Mutual assumed by SA OH under paragraph 4(e) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to SA OH by State Auto Mutual all of the right, title and interest of State Auto Mutual in and to all assets relative to the underwriting operations of State Auto Mutual, due or that may become due, as evidenced by its books and records at the close of business on December 31, 2010, not including investments, accrued investment income, intercompany balances and bank deposits.

(f) SA FL: In consideration of the agreements herein contained, State Auto Mutual hereby agrees that there has been or will be assigned and transferred to SA FL an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto Mutual assumed by SA FL under paragraph 4(f) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to SA FL by State Auto Mutual all of the right, title and interest of State Auto Mutual in and to all assets relative to the underwriting operations of State Auto Mutual, due or that may become due, as evidenced by its books and records at the close of business on December 31, 2010, not including investments, accrued investment income, intercompany balances and bank deposits.

(g) Meridian Security: In consideration of the agreements herein contained, State Auto Mutual hereby agrees that there has been or will be assigned and transferred to Meridian Security an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto Mutual assumed by Meridian Security under paragraph 4(g) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to Meridian Security by State Auto Mutual all of the right, title and interest of State Auto Mutual in and to all assets relative to the underwriting operations of State Auto Mutual, due or that may become due, as evidenced by its books and records at the close of business on December 31, 2010, not including investments, accrued investment income, intercompany balances and bank deposits.

(h) Meridian Citizens Mutual: In consideration of the agreements herein contained, State Auto Mutual hereby agrees that there has been or will be assigned and transferred to Meridian Citizens Mutual an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto Mutual assumed by Meridian Citizens Mutual under paragraph 4(h) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to Meridian Citizens Mutual by State Auto Mutual all of the right, title and interest of State Auto Mutual in and to all assets relative to the underwriting operations of State Auto Mutual, due or that may become due, as evidenced by its books and records at the close of business on December 31, 2010, not including investments, accrued investment income, intercompany balances and bank deposits.

(i) Beacon: In consideration of the agreements herein contained, State Auto Mutual hereby agrees that there has been or will be assigned and transferred to Beacon an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto Mutual assumed by Beacon under paragraph 4(i) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to Beacon by State Auto Mutual all of the right, title and interest of State Auto Mutual in and to all assets relative to the underwriting operations of State Auto Mutual, due or that may become due, as evidenced by its books and records at the close of business on December 31, 2010, not including investments, accrued investment income, intercompany balances and bank deposits.

(j) Patrons: In consideration of the agreements herein contained, State Auto Mutual hereby agrees that there has been or will be assigned and transferred to Patrons an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto Mutual assumed by Patrons under paragraph 4(j) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to Patrons by State Auto Mutual all of the right, title and interest of State Auto Mutual in and to all assets relative to the underwriting operations of State Auto Mutual, due or that may become due, as evidenced by its books and records at the close of business on December 31, 2010, not including investments, accrued investment income, intercompany balances and bank deposits.

(k) Litchfield: In consideration of the agreements herein contained, State Auto Mutual hereby agrees that there has been or will be assigned and transferred to Litchfield an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto Mutual assumed by Litchfield under paragraph 4(k) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to Litchfield by State Auto Mutual all of the right, title and interest of State Auto Mutual in and to all assets relative to the underwriting operations of State Auto Mutual, due or that may become due, as evidenced by its books and records at the close of business on December 31, 2010, not including investments, accrued investment income, intercompany balances and bank deposits.

(l) RIC: In consideration of the agreements herein contained, State Auto Mutual hereby agrees that there has been or will be assigned and transferred to RIC an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto Mutual assumed by RIC under paragraph 4(l) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to RIC by State Auto Mutual all of the right, title and interest of State Auto Mutual in and to all assets relative to the underwriting operations of State Auto Mutual, due or that may become due, as evidenced by its books and records at the close of business on December 31, 2010, not including investments, accrued investment income, intercompany balances and bank deposits.

(m) PIC: In consideration of the agreements herein contained, State Auto Mutual hereby agrees that there has been or will be assigned and transferred to PIC an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto Mutual assumed by PIC under paragraph 4(m) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to PIC by State Auto Mutual all of the right, title and interest of State Auto Mutual in and to all assets relative to the underwriting operations of State Auto Mutual, due or that may become due, as evidenced by its books and records at the close of business on December 31, 2010, not including investments, accrued investment income, intercompany balances and bank deposits.

(n) ACIC: In consideration of the agreements herein contained, State Auto Mutual hereby agrees that there has been or will be assigned and transferred to ACIC an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto Mutual assumed by ACIC under paragraph 4(n) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to ACIC by State Auto Mutual all of the right, title and interest of State Auto Mutual in and to all assets relative to the underwriting operations of State Auto Mutual, due or that may become due, as evidenced by its books and records at the close of business on December 31, 2010, not including investments, accrued investment income, intercompany balances and bank deposits.

(o) BCIC: In consideration of the agreements herein contained, State Auto Mutual hereby agrees that there has been or will be assigned and transferred to BCIC an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto Mutual assumed by BCIC under paragraph 4(o) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to BCIC by State Auto Mutual all of the right, title and interest of State Auto Mutual in and to all assets relative to the underwriting operations of State Auto Mutual, due or that may become due, as evidenced by its books and records at the close of business on December 31, 2010, not including investments, accrued investment income, intercompany balances and bank deposits.

6.	Premium Collection and Payment of Losses:

As of the effective date of this Agreement and pursuant to the terms of the 2005 Management Agreement and the 2000 Midwest Management Agreement, all as amended from time to time, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons, Litchfield, RIC, PIC, ACIC and BCIC hereby authorize and empower State Auto Mutual to collect and receive all premiums and to take charge of, adjust and administer the payment of all losses with respect to any and all contracts and policies of insurance previously or thereafter issued by State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons, Litchfield, RIC, PIC, ACIC and BCIC and to reinsure or terminate all such contracts and policies, and in all respects to act as though said contracts and policies were issued by State Auto Mutual. State Auto Mutual agrees to administer the payment of all losses and loss adjustment expenses in connection with such contracts and policies. None of the foregoing is intended to affect or impair the direct obligation of State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons, Litchfield, RIC, PIC, ACIC and BCIC to their insureds under policies issued by State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons, Litchfield, RIC, PIC, ACIC and BCIC, respectively.

7.	Premium Payable by State Auto Mutual:

(a) State Auto P&C: Commencing with the effective date of this Agreement, State Auto Mutual hereby agrees to pay to State Auto P&C its Respective Percentage of the Net Premiums written by the parties hereto. Similarly, commencing with the effective date of this Agreement, all losses, loss expenses, underwriting expenses, and administrative expenses chargeable to underwriting of the parties hereto (except for losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book), including the policyholder dividends, less all losses and expenses recovered and recoverable under reinsurance ceded to reinsurers other than the parties hereto, shall be prorated among the parties on the basis of the Respective Percentage of each. Subject to the offset provision in Section 8 hereof, all amounts due under this Agreement shall be due and payable by the respective Pooled Company within sixty (60) days after the end of each calendar quarter.

(b) Milbank: Commencing with the effective date of this Agreement, State Auto Mutual hereby agrees to pay Milbank its Respective Percentage of the Net Premiums written by the parties hereto. Similarly, commencing with the effective date of this Agreement, all losses, loss expenses, underwriting expenses, and administrative expenses chargeable to underwriting of the parties hereto,(except for losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book), including policyholder dividends, less all losses and expenses recovered and recoverable under reinsurance ceded to reinsurers other than the parties hereto, shall be prorated among the parties on the basis of the Respective Percentage of each. Subject to the offset provision in Section 8 hereof, all amounts due under this Agreement shall be due and payable by the respective Pooled Company within sixty (60) days after the end of each calendar quarter.

(c) SA WI: Commencing with the effective date of this Agreement, State Auto Mutual hereby agrees to pay SA WI its Respective Percentage of the Net Premiums written by the parties hereto. Similarly, commencing with the effective date of this Agreement, all losses, loss expenses, underwriting expenses, and administrative expenses chargeable to underwriting of the parties hereto (except for losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book), including policyholder dividends, less all losses and expenses recovered and recoverable under reinsurance ceded to reinsurers other than the parties hereto, shall be prorated among the parties on the basis of the Respective Percentage of each. Subject to the offset provision in Section 8 hereof, all amounts due under this Agreement shall be due and payable by the respective Pooled Company within sixty (60) days after the end of each calendar quarter.

(d) Farmers Casualty: Commencing with the effective date of this Agreement, State Auto Mutual hereby agrees to pay Farmers Casualty its Respective Percentage of the Net Premiums written by the parties hereto. Similarly, commencing with the effective date of this Agreement, all losses, loss expenses, underwriting expenses, and administrative expenses chargeable to underwriting of the parties hereto,(except for losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book), including policyholder dividends, less all losses and expenses recovered and recoverable under reinsurance ceded to reinsurers other than the parties hereto, shall be prorated among the parties on the basis of the Respective Percentage of each. Subject to the offset provision in Section 8 hereof, all amounts due under this Agreement shall be due and payable by the respective Pooled Company within sixty (60) days after the end of each calendar quarter.

(e) SA OH: Commencing with the effective date of this Agreement, State Auto Mutual hereby agrees to pay SA OH its Respective Percentage of the Net Premiums written by the parties hereto. Similarly, commencing with the effective date of this Agreement, all losses, loss expenses, underwriting expenses, and administrative expenses chargeable to underwriting of the parties hereto ,(except for losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book), including policyholder dividends, less all losses and expenses recovered and recoverable under reinsurance ceded to reinsurers other than the parties hereto, shall be prorated among the parties on the basis of the Respective Percentage of each. Subject to the offset provision in Section 8 hereof, all amounts due under this Agreement shall be due and payable by the respective Pooled Company within sixty (60) days after the end of each calendar quarter.

(f) SA FL: Commencing with the effective date of this Agreement, State Auto Mutual hereby agrees to pay SA FL its Respective Percentage of the Net Premiums written by the parties hereto. Similarly, commencing with the effective date of this Agreement, all losses, loss expenses, underwriting expenses, and administrative expenses chargeable to underwriting of the parties hereto ,(except for losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book), including policyholder dividends, less all losses and expenses recovered and recoverable under reinsurance ceded to reinsurers other than the parties hereto, shall be prorated among the parties on the basis of the Respective Percentage of each. Subject to the offset provision in Section 8 hereof, all amounts due under this Agreement shall be due and payable by the respective Pooled Company within sixty (60) days after the end of each calendar quarter.

(g) Meridian Security: Commencing with the effective date of this Agreement, State Auto Mutual hereby agrees to pay Meridian Security its Respective Percentage of the Net Premiums written by the parties hereto. Similarly, commencing with the effective date of this Agreement, all losses, loss expenses, underwriting expenses, and administrative expenses chargeable to underwriting of the parties hereto ,(except for losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book), including policyholder dividends, less all losses and expenses recovered and recoverable under reinsurance ceded to reinsurers other than the parties hereto, shall be prorated among the parties on the basis of the Respective Percentage of each. Subject to the offset provision in Section 8 hereof, all amounts due under this Agreement shall be due and payable by the respective Pooled Company within sixty (60) days after the end of each calendar quarter.

(h) Meridian Citizens Mutual: Commencing with the effective date of this Agreement, State Auto Mutual hereby agrees to pay Meridian Citizens Mutual its Respective Percentage of the Net Premiums written by the parties hereto. Similarly, commencing with the effective date of this Agreement, all losses, loss expenses, underwriting expenses, and administrative expenses chargeable to underwriting of the parties hereto ,(except for losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book), including policyholder dividends, less all losses and expenses recovered and recoverable under reinsurance ceded to reinsurers other than the parties hereto, shall be prorated among the parties on the basis of the Respective Percentage of each. Subject to the offset provision in Section 8 hereof, all amounts due under this Agreement shall be due and payable by the respective Pooled Company within sixty (60) days after the end of each calendar quarter.

(i) Beacon: Commencing with the effective date of this Agreement, State Auto Mutual hereby agrees to pay Beacon its Respective Percentage of the Net Premiums written by the parties hereto. Similarly, commencing with the effective date of this Agreement, all losses, loss expenses, underwriting expenses, and administrative expenses chargeable to underwriting of the parties hereto ,(except for losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book), including policyholder dividends, less all losses and expenses recovered and recoverable under reinsurance ceded to reinsurers other than the parties hereto, shall be prorated among the parties on the basis of the Respective Percentage of each. Subject to the offset provision in Section 8 hereof, all amounts due under this Agreement shall be due and payable by the respective Pooled Company within sixty (60) days after the end of each calendar quarter.

(j) Patrons: Commencing with the effective date of this Agreement, State Auto Mutual hereby agrees to pay Patrons its Respective Percentage of the Net Premiums written by the parties hereto. Similarly, commencing with the effective date of this Agreement, all losses, loss expenses, underwriting expenses, and administrative expenses chargeable to underwriting of the parties hereto ,(except for losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book), including policyholder dividends, less all losses and expenses recovered and recoverable under reinsurance ceded to reinsurers other than the parties hereto, shall be prorated among the parties on the basis of the Respective Percentage of each. Subject to the offset provision in Section 8 hereof, all amounts due under this Agreement shall be due and payable by the respective Pooled Company within sixty (60) days after the end of each calendar quarter.

(k) Litchfield: Commencing with the effective date of this Agreement, State Auto Mutual hereby agrees to pay Litchfield its Respective Percentage of the Net Premiums written by the parties hereto. Similarly, commencing with the effective date of this Agreement, all losses, loss expenses, underwriting expenses, and administrative expenses chargeable to underwriting of the parties hereto,(except for losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book), including policyholder dividends, less all losses and expenses recovered and recoverable under reinsurance ceded to reinsurers other than the parties hereto, shall be prorated among the parties on the basis of the Respective Percentage of each. Subject to the offset provision in Section 8 hereof, all amounts due under this Agreement shall be due and payable by the respective Pooled Company within sixty (60) days after the end of each calendar quarter.

(l) RIC: Commencing with the effective date of this Agreement, State Auto Mutual hereby agrees to pay to RIC its Respective Percentage of the Net Premiums written by the parties hereto. Similarly, commencing with the effective date of this Agreement, all losses, loss expenses, underwriting expenses, and administrative expenses chargeable to underwriting of the parties hereto (except for losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book), including the policyholder dividends, less all losses and expenses recovered and recoverable under reinsurance ceded to reinsurers other than the parties hereto, shall be prorated among the parties on the basis of the Respective Percentage of each. Subject to the offset provision in Section 8 hereof, all amounts due under this Agreement shall be due and payable by the respective Pooled Company within sixty (60) days after the end of each calendar quarter.

(m) PIC: Commencing with the effective date of this Agreement, State Auto Mutual hereby agrees to pay to PIC its Respective Percentage of the Net Premiums written by the parties hereto. Similarly, commencing with the effective date of this Agreement, all losses, loss expenses, underwriting expenses, and administrative expenses chargeable to underwriting of the parties hereto (except for losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book), including the policyholder dividends, less all losses and expenses recovered and recoverable under reinsurance ceded to reinsurers other than the parties hereto, shall be prorated among the parties on the basis of the Respective Percentage of each. Subject to the offset provision in Section 8 hereof, all amounts due under this Agreement shall be due and payable by the respective Pooled Company within sixty (60) days after the end of each calendar quarter.

(n) ACIC: Commencing with the effective date of this Agreement, State Auto Mutual hereby agrees to pay to ACIC its Respective Percentage of the Net Premiums written by the parties hereto. Similarly, commencing with the effective date of this Agreement, all losses, loss expenses, underwriting expenses, and administrative expenses chargeable to underwriting of the parties hereto (except for losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book), including the policyholder dividends, less all losses and expenses recovered and recoverable under reinsurance ceded to reinsurers other than the parties hereto, shall be prorated among the parties on the basis of the Respective Percentage of each. Subject to the offset provision in Section 8 hereof, all amounts due under this Agreement shall be due and payable by the respective Pooled Company within sixty (60) days after the end of each calendar quarter.

(o) BCIC: Commencing with the effective date of this Agreement, State Auto Mutual hereby agrees to pay to BCIC its Respective Percentage of the Net Premiums written by the parties hereto. Similarly, commencing with the effective date of this Agreement, all losses, loss expenses, underwriting expenses, and administrative expenses chargeable to underwriting of the parties hereto (except for losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book), including the policyholder dividends, less all losses and expenses recovered and recoverable under reinsurance ceded to reinsurers other than the parties hereto, shall be prorated among the parties on the basis of the Respective Percentage of each. Subject to the offset provision in Section 8 hereof, all amounts due under this Agreement shall be due and payable by the respective Pooled Company within sixty (60) days after the end of each calendar quarter.

8. Offset: It is understood and agreed that, insofar as is practicable and consistent with the purposes and intentions of this Agreement, the obligations of each company under this Agreement to transfer assets to the other company may, in whole or in part, be offset against the reciprocal reinsurance obligations of each company to the other company so that each company shall deliver hereunder only a net amount of assets required under such offset.

9.	General Statement of Intent: It is the purpose and intent of this Agreement that:

(a) State Auto Mutual shall be liable as a reinsurer to State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons, Litchfield, RIC, PIC, ACIC and BCIC on the policies and contracts of insurance of State Auto P&C, Milbank, SA WI, Farmers Casualty. SA OH, SA FL, Meridian Security, Meridian Citizens Security, Beacon, Patrons, Litchfield, RIC, PIC, ACIC and BCIC respectively, issued and in force at 12:01 a.m., EST, January 1, 2011, or on which there were, at that time, unsettled claims or losses (including unreported losses), and on policies and contracts thereafter issued by State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons, Litchfield, RIC, PIC, ACIC and BCIC to the extent of State Auto Mutual’s Respective Percentage.

(b) State Auto P&C shall be liable as a reinsurer to State Auto Mutual, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons, Litchfield, RIC, PIC, ACIC and BCIC on the policies and contracts of insurance of State Auto Mutual, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons, Litchfield, RIC, PIC, ACIC and BCIC respectively, issued and in force at 12:01 a.m., EST, January 1, 2011, or on which there were, at that time, unsettled claims or losses (including unreported losses), and on policies and contracts thereafter issued by State Auto Mutual, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons, Litchfield, RIC, PIC, ACIC and BCIC to the extent of State Auto P&C’s Respective Percentage.

(c) Milbank shall be liable as a reinsurer to State Auto Mutual, State Auto P&C, SA WI, Farmers Casualty SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons, Litchfield, RIC, PIC, ACIC and BCIC on the policies and contracts of State Auto Mutual, State Auto P&C, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons, Litchfield, RIC, PIC, ACIC and BCIC respectively, issued and in force at 12:01 a.m., EST, on January 1, 2011 or on which there were, at that time, unsettled claims or losses (including unreported losses), and on policies thereafter issued by State Auto Mutual, State Auto P&C, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons, Litchfield, RIC, PIC, ACIC and BCIC to the extent of Milbank’s Respective Percentage.

(d) SA WI shall be liable as a reinsurer to State Auto Mutual, State Auto P&C, Milbank, Farmers Casualty, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons, Litchfield, RIC, PIC, ACIC and BCIC on the policies and contracts of State Auto Mutual, State Auto P&C, Milbank, Farmers Casualty SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons, Litchfield, RIC, PIC, ACIC and BCIC respectively, issued and in force at 12:01 a.m., EST, on January 1, 2011 or on which there were, at that time, unsettled claims or losses (including unreported losses), and on policies thereafter issued by State Auto Mutual, State Auto P&C, Milbank, Farmers Casualty, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons, Litchfield, RIC, PIC, ACIC and BCIC to the extent of SA WI’s Respective Percentage.

(e) Farmers Casualty shall be liable as a reinsurer to State Auto Mutual, State Auto P&C, Milbank, SA WI, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons, Litchfield, RIC, PIC, ACIC and BCIC on the policies and contracts of State Auto Mutual, State Auto P&C, Milbank, SA WI, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons, Litchfield, RIC, PIC, ACIC and BCIC respectively, issued and in force at 12:01 a.m., EST, January 1, 2011 or on which there were, at that time, unsettled claims or losses (including unreported losses), and on policies and contracts thereafter issued by State Auto Mutual, State Auto P&C, Milbank, SA WI, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons, Litchfield, RIC, PIC, ACIC and BCIC to the extent of Farmers Casualty’s Respective Percentage.

(f) SA OH shall be liable as a reinsurer to State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons, Litchfield, RIC, PIC, ACIC and BCIC on the policies and contracts of State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons, Litchfield, RIC, PIC, ACIC and BCIC respectively, issued and in force at 12:01 a.m., EST, January 1, 2011 or on which there were, at that time, unsettled claims or losses (including unreported losses) , and on policies and contracts thereafter issued by State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons, Litchfield, RIC, PIC, ACIC and BCIC to the extent of SA OH’s Respective Percentage.

(g) SA FL shall be liable as a reinsurer to State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons, Litchfield, RIC, PIC, ACIC and BCIC on the policies and contracts of State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons, Litchfield, RIC, PIC, ACIC and BCIC respectively, issued and in force at 12:01 a.m., EST, January 1, 2011 or on which there were, at that time, unsettled claims or losses (including unreported losses), and on policies and contracts thereafter issued by State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons, Litchfield, RIC, PIC, ACIC and BCIC to the extent of SA FL’s Respective Percentage.

(h) Meridian Security shall be liable as a reinsurer to State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Citizens Mutual, Beacon, Patrons, Litchfield, RIC, PIC, ACIC and BCIC on the policies and contracts of State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Citizens Mutual, Beacon, Patrons, Litchfield, RIC, PIC, ACIC and BCIC respectively, issued and in force at 12:01 a.m., EST, January 1, 2011 or on which there were, at that time, unsettled claims or losses (including unreported losses) , and on policies and contracts thereafter issued by State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Citizens Mutual, Beacon, Patrons, Litchfield, RIC, PIC, ACIC and BCIC to the extent of Meridian Security’s Respective Percentage.

(i) Meridian Citizens Mutual shall be liable as a reinsurer to State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, Beacon, Patrons, Litchfield, RIC, PIC, ACIC and BCIC on the policies and contracts of State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, Beacon, Patrons, Litchfield, RIC, PIC, ACIC and BCIC respectively, issued and in force at 12:01 a.m., EST, January 1, 2011 or on which there were, at that time, unsettled claims or losses (including unreported losses), and on policies and contracts thereafter issued by State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, Beacon, Patrons, Litchfield, RIC, PIC, ACIC and BCIC to the extent of Meridian Citizens Mutual’s Respective Percentage.

(j) Beacon shall be liable as a reinsurer to State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Patrons, Litchfield, RIC, PIC, ACIC and BCIC on the policies and contracts of State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Patrons, Litchfield, RIC, PIC, ACIC and BCIC respectively, issued and in force at 12:01 a.m., EST, January 1, 2011 or on which there were, at that time, unsettled claims or losses (including unreported losses), and on policies and contracts thereafter issued by State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Patrons, Litchfield, RIC, PIC, ACIC and BCIC to the extent of Beacon’s Respective Percentage.

(k) Patrons shall be liable as a reinsurer to State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Litchfield, RIC, PIC, ACIC and BCIC on the policies and contracts of State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Litchfield, RIC, PIC, ACIC and BCIC respectively, issued and in force at 12:01 a.m., EST, January 1, 2011 or on which there were, at that time, unsettled claims or losses (including unreported losses), and on policies and contracts thereafter issued by State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Litchfield, RIC, PIC, ACIC and BCIC to the extent of Patron’s Respective Percentage.

(l) Litchfield shall be liable as a reinsurer to State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons, RIC, PIC, ACIC and BCIC on the policies and contracts of State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons, RIC, PIC, ACIC and BCIC respectively, issued and in force at 12:01 a.m., EST, January 1, 2011 or on which there were, at that time, unsettled claims or losses (including unreported losses), and on policies and contracts thereafter issued by State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons, RIC, PIC, ACIC and BCIC to the extent of Litchfield’s Respective Percentage.

(m) RIC shall be liable as a reinsurer to State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons, Litchfield, PIC, ACIC and BCIC on the policies and contracts of insurance of State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty. SA OH, SA FL, Meridian Security, Meridian Citizens Security, Beacon, Patrons, Litchfield, PIC, ACIC and BCIC respectively, issued and in force at 12:01 a.m., EST, January 1, 2011, or on which there were, at that time, unsettled claims or losses (including unreported losses), and on policies and contracts thereafter issued by State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons, Litchfield, PIC, ACIC and BCIC to the extent of RIC’s Respective Percentage.

(n) PIC shall be liable as a reinsurer to State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons, Litchfield, RIC, ACIC and BCIC on the policies and contracts of insurance of State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty. SA OH, SA FL, Meridian Security, Meridian Citizens Security, Beacon, Patrons, Litchfield, RIC, ACIC and BCIC respectively, issued and in force at 12:01 a.m., EST, January 1, 2011, or on which there were, at that time, unsettled claims or losses (including unreported losses), and on policies and contracts thereafter issued by State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons, Litchfield, RIC, ACIC and BCIC to the extent of PIC’s Respective Percentage.

(o) ACIC shall be liable as a reinsurer to State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons, Litchfield, PIC, RIC and BCIC on the policies and contracts of insurance of State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty. SA OH, SA FL, Meridian Security, Meridian Citizens Security, Beacon, Patrons, Litchfield, PIC, RIC and BCIC respectively, issued and in force at 12:01 a.m., EST, January 1, 2011, or on which there were, at that time, unsettled claims or losses (including unreported losses), and on policies and contracts thereafter issued by State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons, Litchfield, PIC, RIC and BCIC to the extent of ACIC’s Respective Percentage.

(p) BCIC shall be liable as a reinsurer to State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons, Litchfield, PIC, RIC and ACIC on the policies and contracts of insurance of State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty. SA OH, SA FL, Meridian Security, Meridian Citizens Security, Beacon, Patrons, Litchfield, PIC, RIC and ACIC respectively, issued and in force at 12:01 a.m., EST, January 1, 2011, or on which there were, at that time, unsettled claims or losses (including unreported losses), and on policies and contracts thereafter issued by State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons, Litchfield, PIC, RIC and ACIC to the extent of BCIC’s Respective Percentage.

(q) The parties hereto shall, on and after 12:01 a.m., EST, January 1, 2011, participate on the basis of, 19.0% for State Auto Mutual, 59% for State Auto P&C, 17% for Milbank, 0.0% for SA WI, 3% for Farmers Casualty, 1% for SA OH, 0.0% for SA FL, 0.0% for Meridian Security, 0.5% for Meridian Citizens Mutual, 0.0% for Beacon, 0.4% for Patrons, 0.1% for Litchfield, 0.0% for RIC, 0.0% for PIC, 0.0% for ACIC and 0.0% for BCIC in all of the underwriting operations of each of the parties hereto, except as otherwise expressly excluded herein.

10. Losses Excluded: All premiums, losses, loss expenses, underwriting expenses and administrative expenses attributable to the State Auto Mutual Reinsurance Book are outside the 2011 Pooling Agreement, as amended from time to time. In addition, this 2011 Pooling Agreement, as amended from time to time, is subject to the Reserve Guaranty Agreement.

11. Liabilities Excluded: In addition to the liabilities set forth in paragraphs 2(a), 2(b), 2(c), 2(d), 2(e), 2(f), 2(g), 2(h), 2(i), 2(j), 2(k), 2(l) 2(m), 2(n), 2(o) and 10 above, this Agreement shall not apply to the investment operation or liabilities for federal income tax or other liabilities excluded by this Agreement.

12. “Follow the Fortunes”: The reinsurance provided by the terms of this Agreement shall be subject to the same terms and conditions under which the original insurance was concluded, or which may be or may have been agreed to during the term of the original insurance contract.

13. Methods and Procedures: The president of State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons and Litchfield or any officer of any of these companies designated by said president, shall determine the methods and procedures, including accounting transactions, by which the terms of this Agreement shall be performed by and on behalf of the parties hereto. The chairman of RIC, PIC, ACIC and BCIC or any officer of any of these companies designated by said chairman, shall determine the methods and procedures, including accounting transactions, by which the terms of this Agreement shall be performed by and on behalf of the parties hereto. The accounting for the transactions shall be in compliance with appropriate Statements of Statutory Accounting Principles (SSAPs) including SSAP No. 62 – Property and Casualty Reinsurance and SSAP No. 63 - Underwriting Pools and Associations Including Intercompany Pools, as amended or superseded, and also shall be in compliance with all Ohio laws and regulations.

14. Amendments: This Agreement may be modified from time to time, so as to adapt its provisions to the varying conditions of the business of the Pooled Companies, by a mutual agreement in writing of the parties hereto, subject to ratification by the Board of Directors of each party and with the approval of the insurance regulatory officials from the States of Arizona, Connecticut, Indiana, Iowa, Minnesota, Missouri, Ohio, South Dakota, Texas, and Wisconsin and as required by law.

15. Term and Effect of Termination: This Agreement shall remain in full force and effect until canceled by the giving of twelve months notice by one of the parties to the other parties and to the respective domiciliary insurance department of each of the parties. Upon termination, all Net Liabilities of the terminated Pooled Company incurred under or in connection with all contracts or policies of insurance issued by the terminated Pooled Company prior to 12:01 a.m. EST on the date of termination shall remain subject to all terms and provisions of this 2011 Pooling Agreement.

16. Interpretation: Wherever required to give the correct meaning throughout this Agreement, the singular shall be interpreted in the plural. Clerical errors or errors of involuntary or inadvertent omission or commission shall not be interpreted as a discharge of liability on behalf of any of the parties to this contract. Such errors shall be rectified at the time of discovery or as soon as practicable thereafter. Caption headings are for convenience only and are not intended to affect the construction of the terms hereof. If any provision of this Agreement shall be rendered illegal or unenforceable by the laws, regulations or public policy of any state, such provision shall be void in such state, but this shall not affect the validity or enforceability of such provision in any other jurisdiction.

17.	Insolvency:

The parties undertake the duties and obligations of this Agreement for themselves and their successors and assigns, and by this instrument create a joint and several obligation.

The reinsurance made under this Agreement shall be payable by the assuming reinsurer on the basis of the liability of the ceding insurer under the contract or contracts reinsured without diminution because of the insolvency of the ceding insurer. The reinsurance made effective under this Agreement shall be payable by the assuming reinsurer to the ceding insurer or to the liquidator, receiver or statutory successor of the ceding insurer.

In the event that one of the Pooled Companies becomes insolvent or is otherwise subject to liquidation or receivership proceedings, State Auto Mutual shall adjust its net retained portion of the combined Pooled Companies’ Net Liabilities and the remaining pool members shall adjust their assumed portions of the combined Pooled Companies’ Net Liabilities, each on a pro rata basis, so as to collectively absorb or assume in full the net retained portion of the combined Pooled Companies’ Net Liabilities of State Auto Mutual which would otherwise be the responsibility of such impaired company. In the event of such insolvency, liquidation or receivership proceedings of a Pooled Company, the liquidator or receiver or statutory successor of such Pooled Company shall give written notice to State Auto Mutual of the pendency of any claim against the insolvent Pooled Company on the policy or bond reinsured within a reasonable time after such claim is filed in the insolvency proceeding; that during the pendency of such claim State Auto Mutual may investigate such claim and interpose in the proceeding where such claim is to be adjudicated any defense or defenses which it may deem available to the insolvent Pooled Company or its liquidator or receiver or statutory successors; any such expense thus incurred by State Auto Mutual shall be pro-rated among State Auto Mutual and the remaining Pooled Companies, except for the insolvent Pooled Company.

In the event that State Auto Mutual becomes insolvent or is otherwise subject to liquidation or receivership proceedings, the remaining pool members shall adjust their assumed portions, each on a pro rata basis, so as to collectively absorb or assume in full the net retained portion of the combined Pooled Companies’ Net Liabilities of State Auto Mutual which they had not previously assumed and which would otherwise be the responsibility of State Auto Mutual. In the event of such insolvency, liquidation or receivership proceedings of State Auto Mutual, the liquidator or receiver or statutory successor of State Auto Mutual shall give written notice to the Pooled Companies of the pendency of any claim against State Auto Mutual on the policy or bond reinsured within a reasonable time after such claim is filed in the insolvency proceeding; that during the pendency of such claim the Pooled Companies may investigate such claim and interpose in the proceeding where such claim is to be adjudicated any defense or defenses which they may deem available to State Auto Mutual or its liquidator or receiver or statutory successors; any such expense thus incurred shall be pro-rated among the remaining Pooled Companies except for State Auto Mutual.

18. Arbitration: In the event of any dispute hereafter arising with respect to this Agreement, State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, Meridian Citizens Mutual, Beacon, Patrons, Litchfield, RIC, PIC, ACIC and BCIC hereby agree that such dispute shall, upon the request of the one of the parties, be submitted to arbitration. One arbitrator shall be chosen by each party and those arbitrators shall then select an umpire who shall hear and decide the issues to be arbitrated. If one party fails to name an arbitrator within thirty (30) days after receipt of a written request to do so, the party initiating the arbitration may choose the arbitrators. The decision of the umpire shall be final and binding on the parties. Each party shall bear the expense of its arbitrator and the cost of the umpire shall be shared equally. The arbitration shall be governed by Ohio law and shall take place at Columbus, Ohio or such other location upon which the parties may mutually agree.

The foregoing notwithstanding, with regard to SA WI and in compliance with Wis. Stat. Section 645.58(2), the parties hereto agree that this Agreement cannot and does not require SA WI to arbitrate an action on or related to this Agreement when SA WI is subject to a delinquency proceeding under Subchapter III of Chapter 645 of the Wisconsin Statutes.

19. Third-Party Reinsurance: The Pooled Companies shall guarantee payment of any uncollectible reinsurance from an unaffiliated third party. Each Pooled Company shall be responsible for the percentage of the uncollectible reinsurance as is equal to such Pooled Company’s Respective Percentage hereunder.

20. Access to Records: The parties hereto understand and agree that each shall have such access to the records of the other as is necessary to confirm that the 2011 Pooling Agreement is being properly administered and applied, provided that such access is achieved in compliance with laws protecting the privacy of insureds and claimants. It is further understood and agreed that the parties will permit regulators with jurisdiction to have such access to such records, as and to the extent required by law.

21. Counterparts: The 2011 Pooling Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

22. Governing Law: The 2011 Pooling Agreement will be governed by and construed in accordance with the laws of the State of Ohio.

23. Complete Agreement: This document contains the entire amended and restated reinsurance pooling agreement between the parties and supersedes all prior or contemporaneous discussions, negotiations, representations, or agreements relating to the subject matter, including without limitation, the 2010 Pooling Agreement and all previous amendments thereto.

24. Assignment: This Agreement may not be assigned without the written consent of the other parties hereto and without the prior approval of the Insurance Department Commissioners for the states where any of the parties hereto are domiciled.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of January 3, 2011.

State Automobile Mutual Insurance Company
State Auto Property & Casualty Insurance Company
Milbank Insurance Company
State Auto Insurance Company of Wisconsin
Farmers Casualty Insurance Company
State Auto Insurance Company of Ohio
State Auto Florida Insurance Company
Meridian Security Insurance Company
Meridian Citizens Mutual Insurance Company
Beacon National Insurance Company
Patrons Mutual Insurance Company of Connecticut
Litchfield Mutual Fire Insurance Company

Attest

/s/ James A. Yano	By	/s/ Robert R. Restrepo, Jr.
James A. Yano, Secretary		Robert P. Restrepo, Jr., President

Rockhill Insurance Company
Plaza Insurance Company
American Compensation Insurance Company
Bloomington Compensation Insurance Company

Attest

/s/ James A. Yano	By	/s/ Robert R. Restrepo, Jr.
James A. Yano, Secretary		Robert P. Restrepo, Jr., Chairman

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